Company Overview Investor Presentation February 2019 Exhibit 99.1

Important Information
The information in this presentation does not contain all of the information that a potential investor should review before investing in Aerie shares. The descriptions of Aerie Pharmaceuticals, Inc. (the “Company” or “Aerie”) in this presentation are qualified in their entirety by reference to reports filed with the SEC. Certain information in this presentation has been obtained from outside sources or anecdotal in nature. While such information is believed to be reliable for the purposes used herein, no representations are made as to the accuracy or completeness thereof and we take no responsibility for such information.
Any discussion of the potential use or expected success of Rhopressa
®
(netarsudil ophthalmic solution) 0.02%, with respect to foreign approval or additional indications, and our current or any future product candidates is subject to regulatory approval. In addition, any discussion of U.S. Food and Drug Administration
(“FDA”) approval of Rhopressa
®
does not guarantee successful commercialization of Rhopressa
®
or FDA approval of Rocklatan
TM
. For more information on
Rhopressa
®
,
including
prescribing
information,
refer
to
the
full
Rhopressa
®
product
label
at
www.rhopressa.com.
The information in this presentation is current only as of its date and may have changed or may change in the future. We undertake no obligation to update this information in light of new information, future events or otherwise. We are not making any representation or warranty that the information in this presentation is accurate or complete.
Certain statements in this presentation, including any guidance or timelines presented herein, are “forward-looking statements” within the meaning of the federal securities laws. Words such as “may,” “will,” “should,” “would,” “could,” “believe,” “expects,” “anticipates,” “plans,” “intends,” “estimates,” “targets,” “projects,”
“potential” or similar expressions are intended to identify these forward-looking statements. These statements are based on the Company’s current plans and expectations. Known and unknown risks, uncertainties and other factors could cause actual results to differ materially from those contemplated by the statements.
In evaluating these statements, you should specifically consider various factors that may cause our actual results to differ materially from any forward-looking statements.
In
particular,
FDA
approval
of
Rhopressa
®
does
not
constitute
approval
of
Rocklatan
TM
,
and
there
can
be
no
assurance
that
we
will
receive
FDA
appro
val for Rocklatan™
or any future product candidates. Any top line data presented herein is preliminary and based solely on information available to us as of the
date of this presentation and additional information about the results may be disclosed at any time. FDA approval of Rhopressa
®
also does not constitute regulatory
approval of Rhopressa
®
in jurisdictions outside the United States and there can be no assurance that we will receive regulatory approval for Rhopressa
®
in
jurisdictions outside the United States. Our receipt of a Prescription Drug User Fee Act (“PDUFA”) goal date notification for
Rocklatan™ does not constitute FDA
approval of the Rocklatan™ New Drug Application (“NDA”), and there can be no assurance that the FDA will complete its review by the PDUFA goal date of
March
14, 2019, that the FDA will not require changes or additional data that must be made or received before it will approve the NDA, if ever, or that the FDA will approve
the NDA.  In addition, the preclinical research discussed in this presentation including, without limitation, the development efforts stemming from Aerie’s
collaboration with DSM for the treatment of age-related macular degeneration or other ophthalmic uses, is preliminary and the outcome of such preclinical studies may not be predictive of the outcome of later trials. Any future clinical trial results may not demonstrate safety and efficacy sufficient to obtain regulatory approval related to the preclinical research findings discussed in this presentation. These risks and uncertainties are described more fully in the quarterly and annual reports
that we file with the SEC, particularly in the sections titled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of
Operations.” Such forward-looking statements only speak as of the date they are made. We undertake no obligation to publicly update or revise any forward-looking statements, whether because of new information, future events or otherwise, except as otherwise required by law.
For Investor Use

Aerie IOP–Reducing Products (IP 2030+)
Pipeline Activities
•
Rhopressa
®
–
normal
tension
glaucoma,
pseudo
ex
glaucoma,
corneal
healing...
•
Retina
Program
–
AR-13503
and
AR-1105
(IND
accepted
Q1
2019)
implants
•
Sustained-Release Implant Manufacturing Platform
•
Beyond
Ophthalmology
–
potential
for
Aerie-owned
molecules
•
Rhopressa
®
(netarsudil ophthalmic solution) 0.02%
•
Successful U.S. Launch in 2018
•
Rocklatan™ (netarsudil/latanoprost ophthalmic solution) 0.02%/0.005%
•
PDUFA set for March 14, 2019
Aerie Overview
For Investor Use
•
Globalization
Plan
Under
Way
–
Europe
and
Japan

4

Rhopressa
®
: Market Perspective
Refer
to
the
full
Rhopressa
®
product
label
at
www.rhopressa.com
For Investor Use
-
~$3B Market, 37M TRx, 61M bottles
-
Half of volume first-line (PGAs)
-
Half of volume 2-3X/Day Adjuncts
-
New drug class
-
Once-daily dosing directed at site of pathology: the trabecular meshwork
-
Consistent IOP reduction over 12 months and across all IOPs tested, as demonstrated in clinical trials
2017 U.S. Glaucoma Market
Rhopressa
®
: HCP’s Positioning as Concomitant Therapy
Graph Source: IQVIA TRx
Data
CAI: Carbonic Anhydrase Inhibitor
AA: Alpha Agonist
BB: Beta Blocker
Lumigan
8%
Travatan
7%
Latanoprost
37%
BB 13%
Fixed
Combo
15%
AA
10%
CAI 10%

5

Rhopressa
®
Formulary Coverage Increasing
For Investor Use
As of 2/01/19:
~90% of Commercial Lives Covered
~40% Medicare Part D Lives Covered
During Q1 2019 Expect Majority Preferred Tier 2 Coverage
Commercial and Medicare Part D
------------Commercial-------------
-----------Medicare Part D---------
10/01/18                    2/01/19                    10/01/18                  2/01/19
40%
55%
40%
40%
45%
35%

aerie
rhopresso
For topical application in the eye
Sterile
Rx only
2.5 mL

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38 39 40 41 42 43 44

Rhopressa
®
U.S. Launch Update
Weekly IQVIA Rx’s, IQVIA Bottles and Sales-Out Bottles:
0
1,000
2,000
3,000
4,000
5,000
6,000
7,000
8,000
9,000
10,000
Actual Sales-Out to Pharmacies
Restated IQVIA Bottles *
Restated IQVIA Rx's
Actual Sales-Out to Pharmacies as of 2/8/19
(week 44)
Restated IQVIA data as of 2/1/19 (week 43)
*Actual bottles dispensed exceed Rx’s due to extended supply plans (e.g., 90 days’ supply)
9,356
5,283
6,705
Note:
IQVIA
reporting
changed
for
all
reported
products
in
January
2019.
This
new
reporting
reflects
only
prescriptions
accepted
by
the
patient.
All
data
above
is
reflecting
the
new
IQVIA
methodology.
This
change
has
resulted
in
an
approximate
13%
reduction
in
reported
volumes
for
Aerie
compared
to
2018.
No
impact
on
recorded
Aerie
sales,
which
are
based
on
shipments
to
wholesalers.
Rhopressa
®
has not been approved by any regulatory authority other than the FDA.
YE 2018
For Investor Use

Rhopressa
®
U.S. Launch Update
For Investor Use
Rhopressa
®
has not been approved by any regulatory authority other than the FDA.
Strong Net Sales and Volume Growth:
$136 net sales
per unit
$122 net sales
per unit
Fully Expect to Meet
FY 2018 Net Sales
Guidance of $20 to $30 million
0
10
20
30
40
50
60
70
$0.0
$1.0
$2.0
$3.0
$4.0
$5.0
$6.0
$7.0
$8.0
Q1 2018
Q2 2018
Q3 2018
Net Sales $ in millions
Bottles (units) in thousands

aerie
Pharmaceuticals, Inc.

rhopressa
(netarsudil ophthalmic solution) 0.02%
rhopressa
rhopressa

Active Engagement at Key Conferences
American Glaucoma Society
(AGS)
March 2018
American Society of Cataract and
Refractive Surgeons (ASCRS)
April 2018
Association of Research
in Vision and
Ophthalmology (ARVO)
April 2018
European Glaucoma Society
(EGS)
Florence, May 2018
European Society of Cataract
and Refractive Surgeons
(ESCRS)
Vienna, September 2018
For Investor Use
American Academy of
Ophthalmology (AAO)
October 2018

Rocklatan
TM
(netarsudil/latanoprost ophthalmic solution) 0.02%/0.005%
Positioning as First Line Therapy:
•
Benefits
of
Rhopressa
®
while
also
targeting
the
secondary
drain
•
Achieved statistical superiority to market-leading latanoprost
-
At each of nine time points in each of the two Phase 3 trials
•
If
approved
by
the
FDA,
Rocklatan
TM
will
be
only
US
product
approved
based
upon
superiority
to
a
prostaglandin
Rocklatan
TM
Combination
Product
Candidate
Data on file
Rocklatan™
has
not
been
approved
by
the
FDA
For Investor Use
PDUFA Date Set for March 14, 2019

Rocklatan
TM
Efficacy
and
Safety
Efficacy:
•
Rocklatan
TM
demonstrated
statistical
superiority
over
its
components
(market-
leading PGA latanoprost and Rhopressa
®
) in Mercury 1 and 2 Phase 3 trials, at
all measured time points
•
Consistent incremental IOP-reduction over latanoprost and Rhopressa
®
in the
range of 1 to 3 mmHg
Safety:
•
No treatment-related serious adverse events and minimal evidence of treatment-related systemic effects. The most common adverse event is conjunctival hyperemia with ~60% incidence, majority mild and sporadic and present in 20% of subjects at baseline before dosing
•
Other
ocular
AEs
occurring
in
~5-15%
of
subjects
receiving
Rocklatan
TM
included: cornea verticillata, conjunctival hemorrhage, eye pruritus, lacrimation increased, visual acuity reduced, blepharitis and punctate keratitis
Data on file
For Investor Use

% of Patients
*
**
***
***
**
≤
≤
≤
≤
≤
IOP on Treatment

Rocklatan
TM
Phase 3 Month 12 Responder Analysis:
Goal is to Achieve Lowest IOP Possible
At Month 12:  % of Patients
with IOP Reduced to 18 mmHg or Lower
*p<0.05, **p<0.01, ***p<0.0001
++
Data on File
Based on Mercury 1 Interim Analysis 2
For Investor Use
16%
26%
37%
49%49%
57%
12%
22%
35%
66%
27%
43%
60%
72%
82%
0%
20%
40%
60%
80%
100%
14 mmHg
15 mmHg
16 mmHg
17 mmHg
18 mmHg
Rhopressa® (n=148)
Latanoprost (n=203)
Rocklatan™ (n=158)

Rocklatan™ Next Steps
•
March 14, 2019 PDUFA
•
Current
U.S.
sales
force
is
now
training
for
Rocklatan
TM
in
advance of PDUFA
•
Medicare Part D formulary submission to payers expected
in April 2019
•
Commercial and Medicare Part D access expected to be
accelerated in comparison to Rhopressa
®
For Investor Use

Expanding Aerie Franchise: Europe and Japan
•
Europe (2017 Europe “Big 5” Glaucoma Market: 91M units per year, 1.5X U.S.
units)
•
MAA accepted for Rhokiinsa
®
(Rhopressa
®
) in October 2018, expect 12-month
review
•
Mercury 3: 6-month safety and 90-day efficacy registration trial comparing
Rocklatan
TM
for non-inferiority to a fixed-dose combo in Europe (Ganfort
®
)
•
If Rhokiinsa
®
is approved, plan to submit Rocklatan
TM
MAA thereafter
•
Construction of Ireland Plant in process to support worldwide commercial supply
•
Japan (2017 Glaucoma Market: 54M units per year)
•
Advancing clinical development on our own, established branch office in Tokyo
•
Phase 1 completed; successful Pilot Phase 2 completed in the U.S. on
Japanese and Japanese-Americans; Phase 2 to commence in Japan
•
Phase 3 trials expected to be conducted in Japan
For Investor Use

Europe Glaucoma Market:
Aerie Expects to Commercialize on Its Own (if approved)
“Big
5”
Europe
Glaucoma
Market
–
2017
$1.0B; 91M TRx*, Market Share in TRx
PGA: Prostaglandin Analogue; BB: Beta Blocker; AA: Alpha Agonist; CAI: Carbonic Anhydrase Inhibitor
Sources:
IQVIA
Analytics
Link
at
ex-manufacturer
price
level.
*TRx
calculated
from
IQVIA
unit
data
(1
month
=
1
TRx)
Non-PGA Market (47%)
PGA Market (53%)
Bimatoprost
Travoprost
Latanoprost
Tafluprost
1%
PGA Fixed
Combo
BB
Non-PGA
Fixed Combo
AA
CAI
17%
11%
13%
4%
19%
10%
5%
2 -
4 Times Daily
Once Daily
17%
Others
2%
For Investor Use

Japan Glaucoma Market:
Aerie Expects to Partner for Commercialization (if approved)
PGA: Prostaglandin Analogue; BB: Beta Blocker; AA: Alpha Agonist; CAI: Carbonic Anhydrase Inhibitor
Sources:
IQVIA
Analytics
Link
at
ex-manufacturer
price
level.
*TRx
calculated
from
IQVIA
unit
data
(1
month
=
1
TRx)
Non-PGA Market (48%)
PGA Market (52%)
Unoprostone
Bimatoprost
Travoprost
Latanoprost
Tafluprost
PGA Fixed
Combo
BB
Non-PGA
Fixed Combo
AA
CAI
ROCK
Inhibitors
Others
13%
9%
9%
12%
19%
6%
5%
2 -
4 Times Daily
Once Daily
(Unoprostone
is bid)
11%
Japan
Glaucoma
Market
–
2017
$0.8B; 54M TRx*, Market Share in TRx
8%
4%
2%
For Investor Use

Advancing the Pipeline
AR-13503 and AR-1105 are preclinical stage molecules and have not been approved by the FDA or any regulatory agency
Additional potential Rhopressa
®
indications are being considered for further study and are not labeled indications.
•
Rhopressa
®
Research
Targets
•
24-hour IOP reduction
•
Potential in normal tension glaucoma (successful Pilot Phase 2 for Japan)
•
Aqueous
humor
dynamics
(trabecular
outflow,
episcleral
venous
pressure)
•
Pseudoexfoliative
glaucoma
•
Corneal healing
•
Sustained-Release Retina Implant Program
AR-1105 (dexamethasone steroid) potentially for RVO and DME
-
IND accepted Q1 2019
AR-13503 (ROCK/PKC inhibitor) potentially for AMD and DME
-
IND filing planned 1H 2019
For Investor Use

17

Retinal Eye Diseases –
Aerie’s Next Chapter
For Investor Use
Bringing Small Molecule Therapy to Back of the Eye
Most retinal drugs in use and in pipeline are protein therapeutics
•
Longer half-life allows monthly to bimonthly IVT injections
Protein therapeutics address limited number of extracellular targets
Small molecules address a wider array of therapeutic targets, but are rapidly cleared from back of the eye
The Solution:
Pair small molecules with a safe and effective sustained delivery technology
to
enable
IVT
injections
every
4
-
6
months

18

2017 U.S. Retinal Disease Market
For Investor Use
2017 Sales: $5.3B
Unit Sales: 6.8M
Sources: Mix of public information, IQVIA and estimates
Eylea,
$3.70
Avastin,
$0.02
Lucentis,
$1.44
steroids,
$0.15
others,
$0.02
Eylea,
2.61
Avastin,
3.03
Lucentis,
0.86
steroids,
0.23
others,
0.11

aerie
Pharmaceuticals, Inc.

ester bond
amide bond
Amino acids
Diols
Diacids

19

Aerie’s Innovation in Retinal Disease
For Investor Use
Small Molecule Drug
Candidates
Proprietary Drug Delivery
Technology
•
Bio-erodible,
sustained-release
implant for
intravitreal injection
•
DSM PEA Polymer
•
PLGA
•
PRINT® Mfg
•
Aerie Kinase Library
•
Non-Aerie drug candidates
AMD       DME      RVO      Dry AMD/GA      Glaucoma       Others

20

Retinal Eye Disease
For Investor Use
Unmet Needs in AMD and DME
Need new treatments to address disease mechanisms beyond VEGF
•
Complex pathology cannot be addressed by a single drug class
Many patients do not achieve and/or maintain sufficient efficacy
•
AMD: Anti-VEGF efficacy often lost after 5–7 years of treatment
•
DME: Anti-VEGF is ineffective for ~1/3 of DME patients
Need treatments that are effective with less frequent intravitreal injections

21

Lead Retina Products
For Investor Use
AR-1105 (Dexamethasone) Implant
•
Indications: retinal vein occlusion (RVO) and DME
•
Target
product
profile
vs.
Ozurdex
®
•
Longer
duration
of
efficacy
(6
mo
vs
3
mo)
•
Improved administration due to smaller needle
•
Potential for fewer adverse effects due to lower peak drug levels
AR-13503 (ROCK/PKC) Implant
•
Initial indications: neovascular AMD and DME
•
Novel MOA: anti-angiogenesis PLUS anti-fibrosis, anti-inflammation
•
Effective as monotherapy or adjunctive therapy to anti-VEGF
•
Targeting injection once every 6 months

Oxygen-induced retinopathy (OIR) mouse model -
PDR
Administration: Intraperitoneal QD
For Investor Use
Preclinical
AR-13503
Provides
Efficacy
Similar
to
Eylea
®
in a Proliferative Diabetic Retinopathy Model
Vehicle
(n=14)
1.25 mg/kg AR-13503
(n=16)
1 mg/kg Eylea
(n=14)
Data on File
For
more
information
on
Eylea®
please
see
the
product
webpage
https://www.eylea.us/
Neovascular
Area (+SEM)

AR-13503
Synergistic
to
Eylea
®
in
Mouse
Model
of
Proliferative Diabetic Retinopathy
Oxygen-induced retinopathy (OIR) mouse model -
PDR
-40%
***
*
Administration: Intraperitoneal QD
* :    p<0.01
*** : p<0.0001
For Investor Use
-60%
Neovascular Area (+SEM)
Data on File
Sub-optimal dose levels selected in the study to provide less than maximal efficacy
For
more
information
on
Eylea®
please
see
the
product
webpage
https://www.eylea.us/
0%
5%
10%
15%
20%
25%
30%
35%
Vehicle
n=12
Eylea (sub-
optimal dose)
n=12
AR-13503 (sub-
optimal dose)
n=14
Combination
n=8

Evaluating Aerie’s 3,500+ Owned Molecules
•
Commencing screening for
additional indications beyond
ophthalmology
•
ROCK inhibition should have
potential in:
•
Pulmonary health,
including pulmonary
fibrosis and bronchial
asthma
•
Dermatology indications
•
Cancer
•
Others
Relationship tree of human kinases.  TK, TKL, STE, CK1, AGC, CAMK, CMGC, Other: Kinase superfamilies
For Investor Use
Aerie molecules inhibit
both ROCK1
and ROCK2

Summary
•
Key Priorities
•
Rhopressa
®
:  Continued successful launch execution
•
Rocklatan
TM
:
U.S.
PDUFA
set
for
March
14,
2019
•
Globalization Strategy
•
Europe/Japan clinical path and commercialization strategy
•
Ireland Manufacturing Facility
•
Research Initiatives
•
Rhopressa
®
24-hour IOP reduction, normal tension glaucoma,
aqueous humor dynamics, pseudoexfoliative
glaucoma, corneal healing
•
Retina Program:
-
AR-1105 IND accepted in Q1 2019; AR-13503 IND expected 1H 2019; enter clinic in 2019
•
Broad sustained release ophthalmic implant and manufacturing platform
•
Evaluating Aerie’s ROCK inhibitors beyond ophthalmology
•
Well-Financed
•
$236M cash/investments at 9/30/18; $100M undrawn credit facility
For Investor Use